Exhibit 99.1

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data

2009 and 2010 (Quarterly Unaudited Data)

The following schedules are presented in order to provide unaudited pro forma combined historical financial and operating data for Frontier Communications Corporation, including financial and operating data for the properties acquired from Verizon Communications Inc. (Verizon) on July 1, 2010 in a merger transaction.

The unaudited pro forma combined statements of operations information, which has been prepared for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010 and June 30, 2010, gives effect to the transactions and other events as if they had occurred on January 1, 2009.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the beginning of each period presented.  The pro forma information assumes that the debt of Verizon's Separate Telephone Operations (VSTO or the Acquired Properties) was assumed by Frontier as of January 1, 2009, the Frontier common stock was issued to Verizon shareholders as of January 1, 2009 and the Frontier annual cash dividend policy was $0.75 per share in 2009 and 2010.

Frontier is considered the accounting acquirer.  The historical financial information of Frontier and VSTO has been adjusted to give effect to events that are directly attributable to the transactions and factually supportable and, in the case of the statements of operations information, that are expected to have a continuing impact.  Pro Forma adjustments were made:  to adjust the historical pension and other postretirement employee benefit obligations retained by Verizon; to conform the bad debt expense classification of VSTO to Frontier's policy; to remove acquisition, integration and realignment expenditures; to include interest expense on $3.2 billion of notes assumed by Frontier in the acquisition; to include amortization of acquired customer assets, and to exclude interest charged to VSTO by Verizon.

The unaudited pro forma financial information does not purport to project the future financial position or operating results of Frontier after completion of the acquisition. The actual depreciation and amortization expense will be based on the final fair value attributed to the identifiable tangible and intangible assets based upon the results of the third-party valuation of the acquired assets.  The depreciation and amortization rates may also change based on the results of this third-party valuation.  There can be no assurance that the actual depreciation and amortization expense will not differ significantly from the pro forma information included in the following schedules.  The unaudited pro forma financial information does not give effect to any potential cost savings or other operating efficiencies that could result from the merger.

Certain figures have been revised from the previously disclosed amounts to conform to Frontier reporting methodologies.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,		Sequential	March 31,		Sequential	June 30,
(Amounts in millions, except per share amounts)	2009	Variance	2009	Variance	2009	Variance	2009		Variance	2010		Variance	2010

Income Statement Data
Revenue	$ 1,562	$ (21)	$ 1,541	$ (27)	$ 1,514	$ (60)	$ 1,454		$ 2	$ 1,456		$ (22)	$ 1,434

Costs and expenses (1)	809	(5)	804	(23)	781	18	799		(22)	777		18	795
Depreciation and amortization	394	5	399	(32)	367	(22)	345		(1)	344		2	346
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144		(23)	1,121		20	1,141

Operating income	359	(21)	338	28	366	(56)	310		25	335		(42)	293
Investment and other income (loss), net	8	(5)	3	2	5	(57)	(52	)(2)	59	7		3	10
Interest expense	158	9	167	1	168	2	170		(5)	165		1	166
Income before income taxes	209	(35)	174	29	203	(115)	88		89	177		(40)	137
Income tax expense	71	(10)	61	13	74	(39)	35		50	85	(3)	(38)	47
Net income	138	(25)	113	16	129	(76)	53		39	92		(2)	90

Weighted average shares outstanding	988	-	988	1	989	-	989		-	989		-	989

Basic net income per share
attributable to common shareholders of Frontier	$ 0.14	$ (0.03)	$ 0.11	$ 0.02	$ 0.13	$ (0.08)	$ 0.05		$ 0.04	$ 0.09		$ -	$ 0.09

(1)
 Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		Includes premium on debt repurchases of $54 million ($34 million or $0.03 per share after tax).
(3)		Includes tax expense of $21 million related to the impact of health care reform legislation enacted in March 2010.

 Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data.  The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Selected Income Statement Data
Revenue
Local and long distance services	$ 795	$ 2	$ 797	$ (30)	$ 767	$ (7)	$ 760	$ (38)	$ 722	$ (13)	$ 709
Data and internet services	463	2	465	(8)	457	2	459	(1)	458	5	463
Switched access and subsidy	193	(4)	189	7	196	(6)	190	-	190	(16)	174
Directory services	28	(1)	27	(1)	26	-	26	(1)	25	(1)	24
Other	83	(20)	63	5	68	(49)	19	42	61	3	64
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434

Expenses
Costs and expenses (1)	809	(5)	804	(23)	781	18	799	(22)	777	18	795
Depreciation and amortization	394	5	399	(32)	367	(22)	345	(1)	344	2	346
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141

Operating Income	$ 359	$ (21)	$ 338	$ 28	$ 366	$ (56)	$ 310	$ 25	$ 335	$ (42)	$ 293

Other Financial Data
Adjusted operating income (2)	$ 370	$ (24)	$ 346	$ 23	$ 369	$ 9	$ 378	$ (25)	$ 353	$ (44)	$ 309
Adjusted operating income %	23.7%	-1.2%	22.5%	1.9%	24.4%	1.6%	26.0%	-1.8%	24.2%	-2.7%	21.5%
Operating cash flow, as adjusted (2)	$ 764	$ (19)	$ 745	$ (9)	$ 736	$ (13)	$ 723	$ (26)	$ 697	$ (42)	$ 655
Operating cash flow %, as adjusted	48.9%	-0.6%	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%
Free cash flow (2)	$ 370	$ (73)	$ 297	$ 15	$ 312	$ (12)	$ 300	$ 57	$ 357	$ (72)	$ 285
Dividends (3)	$ 186	$ -	$ 186	$ -	$ 186	$ -	$ 186	$ -	$ 186	$ -	$ 186
Dividend payout ratio (3)	50.3%	12.3%	62.6%	-3.0%	59.6%	2.4%	62.0%	-9.9%	52.1%	13.2%	65.3%

(1)
 Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		A reconciliation to this measure is presented in Schedules 5 and 6.
(3)	Assumes annual cash dividend of $0.75 per common share.

 Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data.  The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions of dollars)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Other Financial Data

Revenue:
Residential	714	(6)	708	(18)	690	(17)	673	(18)	655	(10)	645
Business	655	(11)	644	(16)	628	(37)	591	20	611	4	615
Total customer revenue	1,369	(17)	1,352	(34)	1,318	(54)	1,264	2	1,266	(6)	1,260
% of total revenue	88%	-	88%	-1.0%	87%	-	87%	-	87%	1%	88%
Switched Access Revenue	111	-	111	(3)	108	(3)	105	(2)	103	(6)	97
Federal Subsidies	47	(6)	41	7	48	(1)	47	(1)	46	(11)	35
State Subsidies	8	(1)	7	(1)	6	1	7	-	7	-	7
Surcharges	27	3	30	4	34	(3)	31	3	34	1	35
Total regulatory revenue	193	(4)	189	7	196	(6)	190	-	190	(16)	174
% of total revenue	12%	-	12%	1.0%	13%	-	13%	-	13%	(1% )	12%
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22	1,434

Capital expenditures:
Base wireline operations	143	-	143	17	160	14	174	(59)	115	29	144
FiOS	47	7	54	(23)	31	4	35	(14)	21	(3)	18
Subtotal	190	7	197	(6)	191	18	209	(73)	136	26	162
Integration	-	3	3	(3)	-	22	22	8	30	3	33
Total	190	10	200	(9)	191	40	231	(65)	166	29	195

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions, except operating data)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Other Financial and Operating Data

Access lines:(1)
Residential	4,511,705	(130,381)	4,381,324	(152,049)	4,229,275	(126,356)	4,102,919	(111,174)	3,991,745	(128,275)	3,863,470
Business	2,311,482	(32,583)	2,278,899	(32,859)	2,246,040	(33,694)	2,212,346	(32,679)	2,179,667	(29,271)	2,150,396
Total access lines	6,823,187	(162,964)	6,660,223	(184,908)	6,475,315	(160,050)	6,315,265	(143,853)	6,171,412	(157,546)	6,013,866

Residential customer metrics:
Customers	4,259,589	(118,666)	4,140,923	(140,065)	4,000,858	(115,556)	3,885,302	(103,155)	3,782,147	(120,484)	3,661,663
Revenue	$ 714	$ (6)	$ 708	$ (18)	$ 690	$ (17)	$ 673	$ (18)	$ 655	$ (10)	$ 645
Average monthly residential revenue per customer
(ARPU)	$ 55.68	$ 0.46	$ 56.14	$ 0.28	$ 56.42	$ 0.47	$ 56.89	$ 0.05	$ 56.94	$ 0.82	$ 57.76
Customer monthly churn	2.06%	0.00%	2.06%	0.17%	2.23%	-0.22%	2.01%	-0.15%	1.86%	0.14%	2.00%
Products per residential customer (2)	2.12	0.04	2.16	0.03	2.19	0.03	2.22	0.01	2.23	(0.02)	2.21

Business customer metrics:
Customers	NA		NA		NA		NA		NA		NA
Revenue	$ 655	$ (11)	$ 644	$ (16)	$ 628	$ (37)	$ 591	$ 20	$ 611	$ 4	$ 615
Average monthly business revenue per customer (ARPU)	NA		NA		NA		NA		NA		NA

Other data:
Employees	NA		NA		NA		NA		NA		14,800
High-Speed Internet (HSI) subscribers	1,629,120	32,508	1,661,628	14,638	1,676,266	20,236	1,696,502	14,337	1,710,839	(10,766)	1,700,073
Video subscribers	414,205	38,802	453,007	19,145	472,152	17,962	490,114	12,024	502,138	10,830	512,968
Switched access minutes of use (in millions)	6,663	(391)	6,272	(222)	6,050	(276)	5,774	134	5,908	(452)	5,456
Average monthly total revenue per access line	$ 75.34	$ 0.85	$ 76.19	$ 0.65	$ 76.84	$ (1.06)	$ 75.78	$ 1.96	$ 77.74	$ 0.72	$ 78.46
Average monthly customer revenue per access line	$ 66.03	$ 0.82	$ 66.85	$ 0.04	$ 66.89	$ (1.01)	$ 65.88	$ 1.71	$ 67.59	$ 1.35	$ 68.94

(1)		Revised from the previously disclosed amounts to conform access line count to the Frontier reporting methodology.
(2)
 Products per residential customer:  primary residential voice line, HSI and video products have a value of 1.  Long distance,
 Frontier Peace of Mind, second lines, feature packages and dial-up have a value of 0.5.  Acquired Properties did not have Frontier
 Peace of Mind.

	Frontier Communications Corporation
	Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures

	For the quarter ended:					For the year ended			For the six
		March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	months ended
	(Amounts in millions)	2009	2009	2009	2009	2009	2010	2010	June 30, 2010

	Net Income to Free Cash Flow;
	Net Cash Provided by Operating Activities

	Net income	$ 138	$ 113	$ 129	$ 53	$ 433	$ 92	$ 90	$ 182

	Add back:
	Depreciation and amortization	394	399	367	345	1,505	344	346	690
	Income tax expense	71	61	74	35	241	85	47	132
	Pension costs (non-cash)	8	8	3	67	86	18	15	33
	Stock based compensation	2	3	2	2	9	3	2	5

	Subtract:
	Cash paid (refunded) for income taxes (1)	48	86	67	47	248	44	43	87
	Other income, net	5	4	5	(54)	(40)	5	10	15
	Capital expenditures - Business operations	190	197	191	209	787	136	162	298
	Free cash flow	$ 370	$ 297	$ 312	$ 300	$ 1,279	$ 357	$ 285	$ 642

(1)	Cash paid for income taxes in 2009 for the acquired properties was allocated evenly across all four quarters of 2009. Actual amounts for 2010 were not available and have been estimated.

 Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data.  The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures

					For the year ended			For the six
For the quarter ended:	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	months ended
(Amounts in millions)	2009	2009	2009	2009	2009	2010	2010	June 30, 2010

Operating Cash Flow and
Operating Cash Flow Margin

Operating income, pro forma	$ 359	$ 338	$ 366	$ 310	$ 1,373	$ 335	$ 293	$ 628

Add back:
Depreciation and amortization	394	399	367	345	1,505	344	346	690
Operating cash flow, pro forma	$ 753	$ 737	$ 733	$ 655	$ 2,878	$ 679	$ 639	$ 1,318
Adjustments:
Non-cash pension costs	8	8	3	67	86	18	15	33
Severance and early retirement costs	3	-	-	1	4	-	1	1

Operating income, pro forma as adjusted	$ 370	$ 346	$ 369	$ 378	$ 1,463	$ 353	$ 309	$ 662
Operating cash flow, pro forma as adjusted	$ 764	$ 745	$ 736	$ 723	$ 2,968	$ 697	$ 655	$ 1,352
Revenue	$ 1,562	$ 1,541	$ 1,514	$ 1,454	$ 6,071	$ 1,456	$ 1,434	$ 2,890

Operating income margin
(Operating income divided by revenue)	23.0%	21.9%	24.2%	21.3%	22.6%	23.0%	20.4%	21.7%

Operating income margin, as adjusted	23.7%	22.5%	24.4%	26.0%	24.1%	24.2%	21.5%	22.9%

Operating cash flow margin
(Operating cash flow divided by revenue)	48.2%	47.8%	48.4%	45.0%	47.4%	46.6%	44.6%	45.6%

Operating cash flow margin, as adjusted	48.9%	48.3%	48.6%	49.7%	48.9%	47.9%	45.7%	46.8%

 Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data.  The unaudited pro forma financial information makes certain assumptions for illustrative purposes and is subject to change based on the results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions of dollars)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Revenue:
Legacy Frontier	538	(6)	532	(5)	527	(6)	521	(1)	520	(4)	516
Acquired properties	1,024	(15)	1,009	(22)	987	(54)	933	3	936	(18)	918
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434

Cash operating expenses
Legacy Frontier	250	(6)	244	(5)	239	(3)	236	3	239	(2)	237
Acquired properties (1)	548	4	552	(13)	539	(44)	495	25	520	22	542
Total cash operating expenses	798	(2)	796	(18)	778	(47)	731	28	759	20	779

Operating cash flow, pro forma as adjusted
Legacy Frontier	288	-	288	-	288	(3)	285	(4)	281	(2)	279
%	53.5%	0.7%	54.2%	0.4%	54.6%	0.1%	54.7%	-0.7%	54.0%	0.0%	54.0%
Acquired properties	476	(19)	457	(9)	448	(10)	438	(22)	416	(40)	376
%	46.5%	(0)	45.3%	0	45.4%	0	46.9%	(0)	44.4%	(0)	41.0%
Total operating cash flow, pro forma as adjusted	764	(19)	745	(9)	736	(13)	723	(26)	697	(42)	655
%	48.9%	-0.6%	48.3%	0.3%	48.6%	1.1%	49.7%	-1.8%	47.9%	-2.2%	45.7%

Capital expenditures (excluding integration):
Legacy Frontier	55	(2)	53	(1)	52	17	69	(29)	40	13	53
% of revenue	10%	0%	10%	0%	10%	3%	13%	(5% )	8%	2%	10%
Acquired properties	135	9	144	(5)	139	1	140	(44)	96	13	109
% of revenue	13%	1%	14%	0%	14%	1%	15%	(5% )	10%	2%	12%
Total capital expenditures	190	7	197	(6)	191	18	209	(73)	136	26	162
% of revenue	12%	1%	13%	0%	13%	1%	14%	(5% )	9%	2%	11%

(1)
 Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Revenue Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions of dollars)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010
Revenue:
Residential revenue:
Legacy Frontier	231	(3)	228	(4)	224	(6)	218	2	220	1	221
Acquired properties	483	(3)	480	(14)	466	(11)	455	(20)	435	(11)	424
Total residential revenue	714	(6)	708	(18)	690	(17)	673	(18)	655	(10)	645

Business revenue:
Legacy Frontier	217	-	217	(5)	212	-	212	(1)	211	4	215
Acquired properties	438	(11)	427	(11)	416	(37)	379	21	400	-	400
Total business revenue	655	(11)	644	(16)	628	(37)	591	20	611	4	615

Regulatory revenue:
Switched access revenue
Legacy Frontier	62	-	62	(2)	60	1	61	(1)	60	(3)	57
Acquired properties	49	-	49	(1)	48	(4)	44	(1)	43	(3)	40
Total switched access revenue	111	-	111	(3)	108	(3)	105	(2)	103	(6)	97

Federal subsidy revenue
Legacy Frontier	18	(4)	14	5	19	-	19	(2)	17	(7)	10
Acquired properties	29	(2)	27	2	29	(1)	28	1	29	(4)	25
Total Federal USF revenue	47	(6)	41	7	48	(1)	47	(1)	46	(11)	35

State subsidy revenue
Legacy Frontier	2	-	2	-	2	-	2	-	2	-	2
Acquired properties	6	(1)	5	(1)	4	1	5	-	5	-	5
Total State USF revenue	8	(1)	7	(1)	6	1	7	-	7	-	7

Surcharges revenue
Legacy Frontier	8	1	9	1	10	(1)	9	1	10	1	11
Acquired properties	19	2	21	3	24	(2)	22	2	24	-	24
Total surcharges revenue	27	3	30	4	34	(3)	31	3	34	1	35

Total regulatory revenue	193	(4)	189	7	196	(6)	190	-	190	(16)	174

Total revenue:
Legacy Frontier	538	(6)	532	(5)	527	(6)	521	(1)	520	(4)	516
Acquired properties	1,024	(15)	1,009	(22)	987	(54)	933	3	936	(18)	918
Total revenue	1,562	(21)	1,541	(27)	1,514	(60)	1,454	2	1,456	(22)	1,434

Frontier Communications Corporation
Pro Forma Combined Historical Operating Expenses Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions of dollars)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Operating expenses:
Wages and benefits
Legacy Frontier	93	(7)	86	7	93	(4)	89	6	95	(8)	87
Acquired properties	NA		NA		NA		NA		NA		NA
Total wages	NA		NA		NA		NA		NA		NA

Non-wages and benefits
Legacy Frontier	168	(3)	165	(10)	155	3	158	(6)	152	3	155
Acquired properties	NA		NA		NA		NA		NA		NA
Total non-wages	NA		NA		NA		NA		NA		NA

Cash operating expenses
Legacy Frontier	250	(6)	244	(5)	239	(3)	236	3	239	(2)	237
Acquired properties (1)	548	4	552	(13)	539	(44)	495	25	520	22	542
Total cash operating expenses	798	(2)	796	(18)	778	(47)	731	28	759	20	779

Non-cash operating expenses
Legacy Frontier	11	(4)	7	2	9	2	11	(3)	8	(3)	5
Acquired properties	-	1	1	(7)	(6)	63	57	(47)	10	1	11
Total non-cash operating expenses	11	(3)	8	(5)	3	65	68	(50)	18	(2)	16

Depreciation and Amortization
Legacy Frontier	138	(5)	133	(30)	103	-	103	(2)	101	(1)	100
Acquired properties	256	10	266	(2)	264	(22)	242	1	243	3	246
Total depreciation and amortization	394	5	399	(32)	367	(22)	345	(1)	344	2	346

Total operating expenses
Legacy Frontier	399	(15)	384	(33)	351	(1)	350	(2)	348	(6)	342
Acquired properties	804	15	819	(22)	797	(3)	794	(21)	773	26	799
Total operating expenses	1,203	-	1,203	(55)	1,148	(4)	1,144	(23)	1,121	20	1,141

(1)
 Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

Frontier Communications Corporation
Pro Forma Combined Historical Capital Expenditures Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential		March 31,	Sequential	June 30,
(Amounts in millions of dollars)	2009	Variance	2009	Variance	2009	Variance	2009	Variance		2010	Variance	2010

Capital expenditures:
Base wireline operations
Legacy Frontier	55	(2)	53	(1)	52	17	69	(29)		40	13	53
% of revenue	10%	0%	10%	0%	10%	3%	13%	(5%	)	8%	2%	10%
Acquired properties	88	2	90	18	108	(3)	105	(30)		75	16	91
% of revenue	9%	0%	9%	2%	11%	0%	11%	(3%	)	8%	2%	10%
Total capital expenditures	143	-	143	17	160	14	174	(59)		115	29	144
% of revenue	9%	0%	9%	2%	11%	1%	12%	(4%	)	8%	2%	10%

FiOS	47	7	54	(23)	31	4	35	(14)		21	(3)	18
% of revenue	3%	1%	4%	(2% )	2%	0%	2%	(1%	)	1%	0%	1%

Capital Expenditures
(excluding integration):
Legacy Frontier	55	(2)	53	(1)	52	17	69	(29)		40	13	53
% of revenue	10%	0%	10%	0%	10%	3%	13%	(5%	)	8%	2%	10%
Acquired properties	135	9	144	(5)	139	1	140	(44)		96	13	109
% of revenue	13%	1%	14%	0%	14%	1%	15%	(5%	)	10%	2%	12%
Total capital expenditures	190	7	197	(6)	191	18	209	(73)		136	26	162
% of revenue	12%	1%	13%	0%	13%	1%	14%	(5%	)	9%	2%	11%

Frontier Communications Corporation
Pro Forma Combined Historical Residential Customer Metrics Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions, except operating data)	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Residential customer metrics:
Customers -
Legacy Frontier	1,323,369	(19,125)	1,304,244	(27,178)	1,277,066	(22,558)	1,254,508	(24,082)	1,230,426	(23,827)	1,206,599
Acquired properties	2,936,220	(99,541)	2,836,679	(112,887)	2,723,792	(92,998)	2,630,794	(79,073)	2,551,721	(96,657)	2,455,064
Total residential customers	4,259,589	(118,666)	4,140,923	(140,065)	4,000,858	(115,556)	3,885,302	(103,155)	3,782,147	(120,484)	3,661,663

Revenue -
Legacy Frontier	$ 231	$ (3)	$ 228	(4)	$ 224	(6)	$ 218	2	$ 220	1	$ 221
Acquired properties	483	(3)	480	(14)	466	(11)	455	(20)	435	(11)	424
Total residential revenue	$ 714	$ (6)	$ 708	(18)	$ 690	(17)	$ 673	(18)	$ 655	(10)	$ 645

ARPU -
Legacy Frontier	$ 57.53	$ 0.21	$ 57.74	$ (0.06)	$ 57.68	$ (0.16)	$ 57.52	$ 1.61	$ 59.13	$ 1.31	$ 60.44
Acquired properties	$ 54.84	$ 0.57	$ 55.41	$ 0.43	$ 55.84	$ 0.81	$ 56.65	$ (0.76)	$ 55.89	$ 0.56	$ 56.45
Total residential ARPU	$ 55.68	$ 0.46	$ 56.14	$ 0.28	$ 56.42	$ 0.47	$ 56.89	$ 0.05	$ 56.94	$ 0.82	$ 57.76

Percent of customers on price protection plans -
Legacy Frontier	48.2%	1.4%	49.6%	1.4%	51.0%	2.3%	53.3%	2.0%	55.3%	1.5%	56.8%

Customer monthly churn -
Legacy Frontier	1.49%	-0.09%	1.40%	0.15%	1.55%	-0.14%	1.41%	-0.04%	1.37%	0.00%	1.37%
Acquired properties	2.32%	0.04%	2.36%	0.18%	2.54%	-0.24%	2.30%	-0.21%	2.09%	0.22%	2.31%
Total residential customer monthly churn	2.06%	-	2.06%	0.17%	2.23%	-0.22%	2.01%	-0.15%	1.86%	0.14%	2.00%

Products per residential customer - (1)
Legacy Frontier	2.44	0.02	2.46	0.02	2.48	0.06	2.54	-	2.54	0.03	2.57
Acquired properties	1.98	0.04	2.02	0.03	2.05	0.03	2.08	0.01	2.09	(0.05)	2.04
Total products per residential customer	2.12	0.04	2.16	0.03	2.19	0.03	2.22	0.01	2.23	(0.02)	2.21

(1)
 Products per residential customer:  primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier
 Peace of Mind, second lines, feature packages and dial-up have a value of 0.5.  Acquired properties did not have Frontier Peace of Mind.

Frontier Communications Corporation
Pro Forma Combined Historical Business Customer Metrics Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
(Amounts in millions,	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010
except operating data)

Business customer metrics:
Customers -
Legacy Frontier	149,901	(3,068)	146,833	(902)	145,931	(5,168)	140,763	(2,540)	138,223	305	138,528
Acquired properties (1)	NA		NA		NA		NA		NA		NA
Total business customers	NA		NA		NA		NA		NA		NA

Revenue -
Legacy Frontier	$ 217	-	$ 217	(5)	$ 212	-	$ 212	(1)	$ 211	4	$ 215
Acquired properties	438	(11)	427	(11)	416	(37)	379	21	400	-	400
Total business revenue	$ 655	(11)	$ 644	(16)	$ 628	(37)	$ 591	20	$ 611	4	$ 615

ARPU -
Legacy Frontier	$ 478.56	$ 9.27	$ 487.83	$ (4.56)	$ 483.27	$ 8.95	$ 492.22	$ 11.19	$ 503.41	$ 14.30	$ 517.71
Acquired properties (1)	NA		NA		NA		NA		NA		NA
Total business ARPU	NA		NA		NA		NA		NA		NA

(1)		Business customer metrics for the acquired properties is not available for prior periods.

Frontier Communications Corporation
Pro Forma Combined Historical Access Lines Support Data

	For the quarter ended:
		March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
		2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Access lines:
	Residential -
	Legacy Frontier	1,427,149	(21,891)	1,405,258	(30,436)	1,374,822	(25,312)	1,349,510	(26,845)	1,322,665	(26,194)	1,296,471
	Acquired properties (1)	3,084,556	(108,490)	2,976,066	(121,613)	2,854,453	(101,044)	2,753,409	(84,329)	2,669,080	(102,081)	2,566,999
	Total residential access lines (1)	4,511,705	(130,381)	4,381,324	(152,049)	4,229,275	(126,356)	4,102,919	(111,174)	3,991,745	(128,275)	3,863,470

	Business -
	Legacy Frontier	789,654	(5,785)	783,869	(6,983)	776,886	(8,884)	768,002	(7,855)	760,147	(4,599)	755,548
	Acquired properties (1)	1,521,828	(26,798)	1,495,030	(25,876)	1,469,154	(24,810)	1,444,344	(24,824)	1,419,520	(24,672)	1,394,848
	Total business access lines (1)	2,311,482	(32,583)	2,278,899	(32,859)	2,246,040	(33,694)	2,212,346	(32,679)	2,179,667	(29,271)	2,150,396

	Total -
	Legacy Frontier	2,216,803	(27,676)	2,189,127	(37,419)	2,151,708	(34,196)	2,117,512	(34,700)	2,082,812	(30,793)	2,052,019
	Acquired properties (1)	4,606,384	(135,288)	4,471,096	(147,489)	4,323,607	(125,854)	4,197,753	(109,153)	4,088,600	(126,753)	3,961,847
	Total access lines (1)	6,823,187	(162,964)	6,660,223	(184,908)	6,475,315	(160,050)	6,315,265	(143,853)	6,171,412	(157,546)	6,013,866

(1)	Revised from the previously disclosed amounts to conform access line count to the Frontier reporting methodology.

Frontier Communications Corporation
Pro Forma Combined Historical Other Operating Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

HSI subscribers (DSL and FiOS)
Legacy Frontier	600,047	13,763	613,810	7,521	621,331	14,616	635,947	8,113	644,060	3,427	647,487
Acquired properties	1,029,073	18,745	1,047,818	7,117	1,054,935	5,620	1,060,555	6,224	1,066,779	(14,193)	1,052,586	(1)
Total HSI subscribers	1,629,120	32,508	1,661,628	14,638	1,676,266	20,236	1,696,502	14,337	1,710,839	(10,766)	1,700,073

Video subscribers
Direct Broadcast Satellite (DBS)
Legacy Frontier	146,010	11,343	157,353	7,182	164,535	8,426	172,961	2,814	175,775	3,784	179,559
Acquired properties	181,147	11,716	192,863	7,671	200,534	5,620	206,154	5,914	212,068	4,103	216,171
Total DBS subscribers	327,157	23,059	350,216	14,853	365,069	14,046	379,115	8,728	387,843	7,887	395,730

FiOS - acquired properties	87,048	15,743	102,791	4,292	107,083	3,916	110,999	3,296	114,295	2,943	117,238
Total video subscribers	414,205	38,802	453,007	19,145	472,152	17,962	490,114	12,024	502,138	10,830	512,968

(1)	Revised from the previously disclosed amount to conform HSI subscriber count to the Frontier reporting methodology.

Frontier Communications Corporation
Pro Forma Combined Historical ARPU Support Data

For the quarter ended:
	March 31,	Sequential	June 30,	Sequential	September 30,	Sequential	December 31,	Sequential	March 31,	Sequential	June 30,
	2009	Variance	2009	Variance	2009	Variance	2009	Variance	2010	Variance	2010

Average monthly total revenue per access line
Legacy Frontier	$ 80.21	$ 0.31	$ 80.52	$ 0.39	$ 80.91	$ 0.44	$ 81.35	$ 1.16	$ 82.51	$ 0.71	$ 83.22
Acquired properties	$ 73.01	$ 1.09	$ 74.10	$ 0.72	$ 74.82	$ (1.83)	$ 72.99	$ 2.31	$ 75.30	$ 0.72	$ 76.02
Total average monthly total revenue per access line	$ 75.34	$ 0.85	$ 76.19	$ 0.65	$ 76.84	$ (1.06)	$ 75.78	$ 1.96	$ 77.74	$ 0.72	$ 78.46

Average monthly customer revenue (1) per access line
Legacy Frontier	$ 66.78	$ 0.51	$ 67.29	$ (0.39)	$ 66.90	$ 0.26	$ 67.16	$ 1.26	$ 68.42	$ 1.85	$ 70.27
Acquired properties	$ 65.74	$ 0.87	$ 66.61	$ 0.32	$ 66.93	$ (1.68)	$ 65.25	$ 1.93	$ 67.18	$ 1.06	$ 68.24
Total average monthly customer revenue (1) per access line	$ 66.03	$ 0.82	$ 66.85	$ 0.04	$ 66.89	$ (1.01)	$ 65.88	$ 1.71	$ 67.59	$ 1.35	$ 68.94

(1)				Customer revenue is defined as total revenue less regulatory revenue. Regulatory revenue includes switched access and subsidies.

Frontier Communications Corporation
Pro Forma Combined Historical Miscellaneous Operating Data

As of
June 30, 2010

High-speed availability (% of households)
Legacy Frontier	92%
Acquired properties	64%

Homes passed with fiber ready video
Acquired properties	567,634